UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 24, 2021

Townsquare Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36558			27-1996555
(State or other jurisdiction of incorporation or organization)	(Commission file number)			(I.R.S. Employer Identification No.)

	One Manhattanville Road,		Suite 202
	Purchase,	New York	10577
(Address of Principal Executive Offices, including Zip Code)

(203) 861-0900
(Registrant's telephone number, including area code)

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	TSQ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                    Emerging growth company   ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

Stock Repurchase Agreement

On January 24, 2021, Townsquare Media, Inc. (the “Company”) entered into an agreement (the “Stock Repurchase Agreement”) with certain affiliates (the “Sellers”) of Oaktree Capital Management L.P. (“Oaktree”) to repurchase 606,484 shares of the Company’s Class A common stock, par value $0.01 per share (the “Class A Common Stock”), 2,151,373 shares of the Company’s Class B common stock, par value $0.01 per share (the “Class B Common Stock”), and 7,242,143 warrants to purchase Class A Common Stock (the “Warrants” and, together with the Class A Common Stock and the Class B Common Stock, the “Securities”) or such greater number of Securities as the Company may elect, in a private transaction. The purchase price is $6.40 per Security and, subject to the Company’s election to purchase a greater number of Securities, the aggregate purchase price is $64 million. The closing of the repurchase (the “Closing”) of the Securities from the Sellers pursuant to the Stock Repurchase Agreement is subject to the satisfaction of customary closing conditions, including approval by the Federal Communications Commission (the “FCC”).

Additionally, pursuant to the Stock Repurchase Agreement, the Sellers granted the Company an option to purchase all of the Sellers’ remaining Securities, and the Company granted the Sellers an option to sell all or a portion of their remaining Securities, the date that is fifteen (15) months from the Closing at a purchase price per Security of $6.40. Such purchase would be subject to the satisfaction of customary closing conditions, including FCC approval.

The Stock Repurchase Agreement contains customary representations, warranties and covenants of the parties.

The foregoing description of the Stock Repurchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Stock Repurchase Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2021, the Company’s Board of Directors determined that it was in the best interests of the Company and its stockholders to amend the Company’s 2014 Omnibus Incentive Plan (the “Plan”) to increase the number of shares of Common Stock (as defined in the Plan) available for grant under the Plan from 12,000,000 shares to 27,000,000 shares, pursuant to the Amendment to the Plan (the “Amendment”). Subsequently, on January 25, 2021, the Board of Directors submitted the Amendment to certain stockholders affiliated with Oaktree for approval. By written consent delivered to the Company on January 27, 2021, the Oaktree-affiliated stockholders, representing approximately 52.4% of the voting power of the Company, approved the Amendment.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed herewith as Exhibit 10.2 and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information set forth under Item 5.02 above is incorporated by reference into this Item 5.07.

Item 7.01. Regulation FD Disclosure.

On January 25, 2021, the Company issued a press release announcing that the Company entered into the Stock Repurchase Agreement with the Sellers to repurchase Securities for an aggregate purchase price of $64 million, subject to the Company’s election to purchase a greater number of Securities. A copy of the press release is furnished with this Current Report on Form 8-K and attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information included under this Item 7.01 in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Except for the historical information contained in this Current Report on Form 8-K, the matters addressed are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often discuss the Company’s current expectations. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “could,” “would,” “will,” the negatives thereof and other words and terms. The forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements related to the consummation of the stock repurchase pursuant to the Stock Purchase Agreement, the timing thereof and the potential exercise of the Company’s option to purchase all of the Sellers’ remaining Securities, or the Sellers’ option to sell all or a portion of their remaining Securities to the Company. By nature, forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or implied by the forward-looking statements. Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof or as of the date specified herein. See “Risk Factors” and “Forward-Looking Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission (the “SEC”) on June 9, 2020, and subsequent filings with the SEC, for a discussion of factors that could cause the Company’s actual results to differ from those expressed or implied by forward-looking statements. The Company assumes no responsibility to update any forward-looking statement as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Stock Repurchase Agreement, dated January 24, 2021, between Townsquare Media, Inc. and the Sellers party thereto.
10.2	Amendment to the Townsquare Media, Inc. 2014 Omnibus Incentive Plan
99.1	Press Release, dated January 25, 2021, issued by Townsquare Media, Inc.
104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2021	TOWNSQUARE MEDIA, INC.

	By:	/s/ Stuart Rosenstein
	Name:	Stuart Rosenstein
	Title:	Executive Vice President and Chief Financial Officer

4